Exhibit 10.3



                              SETTLEMENT AGREEMENT
                              --------------------

     This  Settlement Agreement (this "Agreement"), effective as of December 31,
                                       ---------
2005, is made by and among American Leisure Equities Corporation, a Florida corporation (the "Purchaser"); American Leisure Holdings Inc., a Nevada
                    ---------
corporation  (the  "Parent");  and  Around  The  World  Travel,  Inc., a Florida
                    ------
corporation  (the  "Seller").
                    ------

                                    RECITALS

     A. The Purchaser, the Parent and the Seller have entered into a certain Asset Purchase Agreement dated as of December 30, 2004 (the "Original Purchase Agreement"), pursuant to which the Seller sold and the Purchaser purchased certain of the assets of the Seller (the "Assets").


     B. The Purchaser, the Parent and the Seller have also entered into a certain First Amendment to Asset Purchase Agreement dated as of March 31, 2005 (the "First Amendment"), pursuant to which the parties agreed to modify certain
       ---------------
of the provisions of the Original Purchase Agreement. (The Original Purchase Agreement, as amended by the First Amendment, is hereinafter referred to as the "Purchase Agreement").
 -------------------

     C. On or about November 14, 2005, the Purchaser and Parent asserted certain claims against the Seller (the "Purchaser Claims") with respect to the alleged
                                  ----------------
breach of the Purchase Agreement and the Management Agreement dated January 1, 2005, by and among the Purchaser and the Seller (the "Management Agreement").
                                                         --------------------

     D. After negotiations among the parties, the parties have agreed to settle the Purchaser Claims on the terms set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Defined  Terms.  Capitalized  terms  used  in  this  Agreement,  unless
         --------------
otherwise defined in this Agreement, have the meanings given to them in the Purchase Agreement.

     2.  Certain Acknowledgements. The parties hereby acknowledge the following:
         ------------------------

          (a) Under the terms of the Purchase Agreement, the Purchase Price for the Assets was to be $17,500,000, which amount was to be paid by the Purchaser as follows:

Form  of  Consideration                                 Amount
-----------------------                                 ------

Assumption  of  designated  liabilities               $4,242,051

Forgiveness  of  loans  and  indebtedness
owed  by  Seller  to  Parent                          $4,774,619

Issuance  of  note  by  Purchaser  to  Seller
(the  "Purchaser  Note")                              $8,483,330

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          (b)  The  Purchaser  has  previously repaid a portion of the principal amount of the Purchaser Note through: (i) the transfer of certain assets by the Purchaser to the Seller (consisting of certain accounts receivable, prepaid expenses and deposits); (ii) the retention of the proceeds from certain accounts receivable sold by Seller to Purchaser; and (iii) payments made by the Purchaser to the Seller. The parties acknowledge and agree that the outstanding balance of the Purchaser Note as of December 31, 2005 was $5,297,788.

          (c) Based upon negotiations between the parties with respect to the Purchaser Claims, the parties have agreed to reduce the Purchase Price from $17,500,000 to $9,000,000 in consideration of the release of the Purchaser Claims pursuant to Section 4 of this Agreement.

     3.  Reduction  of  Purchase  Price.  The  parties  hereby  agree:
         ------------------------------

          (a) to reduce the Purchase Price from $17,500,000 to $9,000,000 (the "Amended Purchase Price"), effective as of December 31, 2005; and
      ------------------------

          (b)  to  implement  the  reduction  of  the  Purchase  Price  by:

               (i)  eliminating the remaining balance of the Purchaser Note; and

               (ii) establishing an obligation of the Seller to pay the Purchaser the amount of $3,185,542, effective as of December 31, 2005. This obligation will be payable on demand.

     4.  Mutual  Release.
         ---------------

          (a) Subject to the provisions of Section 4(c), the Purchaser and Parent (in such capacity, each a "Releasor") hereby releases and forever
                                          --------
     discharges Seller and its directors and officers (collectively, the "Released Group") from any and all actions, causes of action, and claims,
      ---------------
     which such Releasor may now have or ever had against any member of the Released Group based upon the Purchase Agreement or the Management Agreement, including but not limited to the Purchaser Claims. Each Releasor further waives any right to indemnity and contribution which the Releasor may have against any member of the Released Group for any liability incurred by such Releasor to the plaintiffs in the litigation described on
     Schedule 1to this Agreement, provided that such waiver will not cover any liability incurred by the Releasor which is attributable to any act or omission of any member of the Released Group which constitutes bad faith or is not known to the Releasor.

          (b)  The  Seller  (in such capacity, a "Releasor") hereby releases and
                                                  --------
     forever discharges the Purchaser and the Parent and their respective directors and officers (collectively, the "Released Group") from any and
                                                   --------------
     all actions, causes of action and claims, which such Releasor may now have or have ever had against any member of the Released Group based upon the Purchase Agreement or the Management Agreement. Each Releasor further waives any right to indemnity and contribution which the Releasor may have against any member of the Released Group for any liability incurred by such Releasor to the plaintiffs in the litigation described on Schedule 1 to
                                                                   ----------
     this Agreement, provided that such waiver will not cover any liability incurred by the Releasor which is attributable to any act or omission of any member of the Released Group which constitutes bad faith or is not known to the Releasor.

          (c) Nothing in this Agreement shall be construed to release or waive any obligations of the Seller pursuant to any of the agreements listed on
     Schedule  2  to  this Agreement, including the obligations of the Seller to
     -----------
     repay  the  loans  evidenced  by  the  agreements listed on Schedule 2 (the
                                                                 ----------
     "Seller Loans"), and the Seller hereby ratifies and confirms all of its obligations with respect to such Seller Loans.

     5. Allocation of Amended Purchase Price. The Amended Purchase Price will be
        ------------------------------------
allocated  among  the  Assets  as  follows:

Asset                                                        Amount
-----                                                     -----------
Current assets                                            $ 1,850,109
Property and equipment                                    $   287,975
Deposits                                                  $   276,481
Tradename                                                 $ 1,000,000
Goodwill                                                  $ 5,585,435
                                                          -----------
                           TOTAL                          $ 9,000,000

     6. Miscellaneous.
        -------------

          (a)  Consent to Jurisdiction. The parties hereby agree that the United
               -----------------------
     States Federal or Florida State Court located in Miami-Dade County , Florida shall have jurisdiction to hear any and all claims relating to this Agreement and that venue is proper Miami-Dade County, Florida and further irrevocably submit to the exclusive jurisdiction of any U.S. Federal or Florida State court sitting in Miami-Dade County, Florida in any action or proceeding arising out of or relating to this Agreement, and hereby agree that all claims in respect of such action or proceeding shall be heard and determined in any such U.S. Federal or Florida State court.

          (b)  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
     and understanding between the parties with respect to the matters addressed in this Agreement.

          (c)  Legal  Fees.  If  any  party  should be required to seek judicial
               -----------
     relief to enforce the terms of this Agreement, the prevailing party in those proceedings shall be entitled to recover its legal fees and court costs from the non-prevailing party, including any appellate fees.

          (d)  Separate  Counsel.  Each  of the parties acknowledges that it has
               -----------------
     consulted with its own counsel as to the meaning, effect and interpretation of this Agreement and has not relied on any promises, representations or warranties whatsoever expressed or implied not contained in this Agreement.

          (e)  Headings. The division of this Agreement into Articles, Sections,
               --------
     Subsections and other subdivisions and the insertion of headings are for convenience of reference only and will not affect or be utilized in the construction or interpretation of this Agreement.

          (f) Governing Law. This Agreement will be interpreted and construed in
              -------------
     accordance with the Laws of the State of Florida and the laws of the United States of America applicable therein.

          (g)  No  Third Party Beneficiaries. Except as provided in Section 4 of
               -----------------------------
     this Agreement, nothing in this Agreement or the Agreement is intended or shall be construed to give any person (including employees of the parties), other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          (h)  Expenses.  Each  party  will bear and pay all costs, expenses and
               --------
     fees (including, without limitation, legal counsel and accounting fees and disbursements) incurred by such party in connection with the preparation, execution and consummation of this Agreement and the transactions contemplated hereunder.

          (i)  Counterparts.  This  Agreement  may  be  executed  in one or more
               ------------
     counterparts, each of which when so executed will be deemed an original, and such counterparts together will constitute one and the same instrument.

          (j)  Ratification.  Except  as amended by the terms of this Agreement,
               ------------
     all of the terms of the Purchase Agreement are hereby ratified, confirmed and approved.

          (k)  WAIVER  OF  TRIAL  BY  JURY.  THE  PARTIES  HEREBY  KNOWINGLY AND
               ---------------------------
     VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE PURCHASE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS ON THE PART OF ANY PARTY RELATED TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ACCEPTANCE OF THIS AGREEMENT.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date first above written.

                                   PURCHASER:
                                   ----------

                                   AMERICAN LEISURE EQUITIES
                                   CORPORATION

                                   By: /s/ Malcolm J. Wright
                                      -------------------------------
                                   Its: CEO
                                       ------------------------------
                                   Name: Malcolm J. Wright
                                        -----------------------------

                                   PARENT:
                                   -------

                                   AMERICAN  LEISURE  HOLDINGS,  INC.


                                   By: /s/ Frederick W. Pauzar
                                      -------------------------------
                                   Its: Chief Operating Officer
                                       ------------------------------
                                   Name: Frederick W. Pauzar
                                        -----------------------------

                                   SELLER:
                                   -------

                                   AROUND  THE  WORLD  TRAVEL,  INC.


                                   By: /s/ James Tolzien
                                      ------------------------------
                                        James Tolzien, President

     The foregoing agreement has been approved by the undersigned, as holder of a majority of the outstanding shares of the common stock of the Seller.


Around  The  World  Holdings  LLC



By: /s/ Keith St. Clair
   ----------------------------------
     Keith St. Clair, Managing Member

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